UNITED STATES
  SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
 _____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2014

KEY TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

OREGON	0-21820	93-0822509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Avery Street
Walla Walla, Washington 99362
(Address of principal executive offices) (Zip Code)

(509) 529-2161
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5	CORPORATE GOVERANCE AND MANAGEMENT
ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

(e)
As described in Item 5.07 below, at the annual meeting of shareholders of Key Technology, Inc. (the "Company") held on February 5, 2014, the Company's shareholders approved an amendment to the Company's 2010 Equity Incentive Plan (the "2010 Plan"). The purpose of the 2010 Plan is to enable the Company to attract and retain personnel with outstanding qualifications and to promote a close identity of interest between the Company's employees and directors and its shareholders through the opportunity to acquire or increase a proprietary interest in the Company. The amendment to the 2010 Plan increased the total number of shares of the Company's common stock available for issuance under the 2010 Plan since its inception by 350,000 shares, from 500,000 to 850,000, subject to proportionate adjustment in the event of a stock split or other change in the common stock or capital structure of the Company. No other provisions of the 2010 Plan were amended.

A summary of the material terms of the 2010 Plan is set forth on pages 19 - 23 of the Company's Definitive proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on January 2, 2014 and is incorporated herein by reference. That summary and the foregoing descriptions of the 2010 Plan and Amendment No. 1 to the 2010 Plan are qualified in their entirety by reference to the text of the 2010 Plan, which was filed as Appendix A to the Company’s Proxy Statement filed on January 3, 2011, and the text of Amendment No. 1 to the 2010 Plan, which was filed as Appendix A to the Company’s Proxy Statement filed on January 2, 2014, both of which are incorporated herein by reference.

ITEM 5.05	AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, WAIVER OF A PROVISION OF THE CODE OF ETHICS

(a)
On February 4, 2014, the Company amended its Code of Business Conduct and Ethics (the “Code”). The amendment reflects minor changes to Section 3 of the Code to improve the clarity and efficiency in the application of the conflict of interest policy.
The text of the Code is attached as Exhibit 14.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.07	Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders of the Company was held on February 5, 2014. A brief description of each proposal voted on at the annual meeting and the number of votes cast for, against, withheld and broker non-votes on each proposal is set forth below.

Proposal 1 - The following persons were elected to the Company's Board of Directors to hold office until the 2017 annual meeting of shareholders or until a successor is duly elected and qualified:

	Votes For	Votes Withheld	Broker Non-Votes
John J. Ehren	4,294,240	73,499	1,219,958
Richard Lawrence	4,182,357	185,382	1,219,958

The following person was elected to the Company's Board of Directors to hold office until the 2016 annual meeting of shareholders or until a successor is duly elected and qualified:

	Votes For	Votes Withheld	Broker Non-Votes
Frank L. A. Zwerts	4,294,301	73,438	1,219,958

Proposal 2 - The advisory (non-binding) proposal regarding the 2013 compensation of the Company's named executive officers received the following vote:

Votes For:	3,812,031
Votes Against:	318,339
Abstentions:	237,369
Broker Non-Votes:	1,219,958

Proposal 3 - The proposed amendment to the 2010 Equity Incentive Plan to authorize additional shares received the following votes.:

Votes For:	2,865,272
Votes Against:	1,500,057
Abstentions:	2,410
Broker Non-Votes:	1,219,958

Proposal 4 - The ratification of the selection of Grant Thornton LLP to serve as the Company's independent registered public accountant for fiscal 2014 received the following vote:

Votes For:	5,567,362
Votes Against:	19,845
Abstentions:	490
Broker Non-Votes:	0

SECTION 9	FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

The following exhibits are furnished with this Current Report on Form 8-K:

10.1
The 2010 Equity Incentive Plan - Amendment No. 1 is incorporated herein by reference to Appendix A to the Registrant's Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on January 2, 2014

	14.1	Registrant’s Code of Business Conduct and Ethics, as amended and adopted by the Board of Directors on February 4, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY TECHNOLOGY, INC.

/s/ John J. Ehren
John J. Ehren
President and Chief Executive Officer

Dated: February 10, 2014

EXHIBIT INDEX

Exhibit No.	Description

14.1	Registrant’s Code of Business Conduct and Ethics, as amended and adopted by the Board of Directors on February 4, 2014